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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 12, 1998


                          ARONEX PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                               0-20111                                76-0196535

(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)
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                          8707 TECHNOLOGY FOREST PLACE
                        THE WOODLANDS, TEXAS 77381-1191

                             (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                 AND ZIP CODE)




                                 (281) 367-1666

                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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                                EXPLANATORY NOTE


         This amendment on Form 8-K/A is being filed solely for the purpose of amending Exhibits 10.1 and 10.2 of the Form 8-K filed on December 2, 1998
("December 8-K"). The disclosure made in Item 5 of the December 8-K will remain unchanged as a result of this amendment.


Item 7.  Exhibits

    *Exhibit 10.1 --     License Agreement, dated November 12, 1998, between
                         Abbott Laboratories and Aronex Pharmaceuticals, Inc.

    *Exhibit 10.2 --     Stock Purchase Agreement, dated November 12, 1998,
                         between Abbott Laboratories and Aronex Pharmaceuticals,
                         Inc.

    *Confidential treatment has been requested for portions of the referenced agreement. The copy filed as an exhibit omits the information subject to the confidentiality request.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Aronex Pharmaceuticals, Inc.


Date: February 11, 1999


                                        By: /s/ Geoffrey F. Cox, Ph.D.
                                            -----------------------------------
                                                Geoffrey F. Cox, Ph.D.
                                                Chairman of the Board
                                                and Chief Executive Officer





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                                EXHIBIT INDEX


   Exhibit 10.1 --     License Agreement, dated November 12, 1998, between
                       Abbott Laboratories and Aronex Pharmaceuticals, Inc.

   Exhibit 10.2 --     Stock Purchase Agreement, dated November 12, 1998,
                       between Abbott Laboratories and Aronex Pharmaceuticals,
                       Inc.